                                                                   EXHIBIT 10.19


                               SERVICES AGREEMENT


     THIS AGREEMENT is entered into by and between Pinnacle Towers Inc. ("Contractor") and Pinnacle Towers Inc. II ("Customer"), and is effective as of ________________, 1998 (the "Effective Date").

                              W I T N E S S E T H
                              --------------------

     WHEREAS, Customer desires for Contractor to provide Customer with certain Services as requested by Customer; and

     WHEREAS, Customer is willing to provide such services;

     NOW, THEREFORE, in consideration of the representations and agreements contained herein, the parties hereby agree as follows:

     SCOPE OF SERVICES
     -----------------

          TOWERS/SITES COVERED UNDER THE AGREEMENT.  With respect to each
          ----------------------------------------
          telecommunication towers listed on Exhibit D.  Contractor will provide
                                             ---------
          certain services as more particularly described in the Description of Services attached hereto as Exhibit A (hereinafter referred to as
                                      ---------
          "Services").  Exhibit D may be amended from time to time upon written
                        ---------
          notice from Contractor to Customer to include each telecommunication tower purchased by Customer from Contractor or one of Contractor's affiliates, unless Contractor elects not to include one or more such towers on Exhibit D.
                    ---------

     BILLING AND PAYMENTS
     --------------------

          BILLING.  Contractor will bill Customer for Services, at such
          -------
          intervals as Contractor may reasonably designate, according to the Compensation Schedule attached hereto as Exhibit B. If Contractor
                                                   ---------
          decides to change the frequency of billing, Contractor will give notice of such change to Customer 45 days before the change is effective.

          PAYMENTS.  Within 30 days after receipt of a bill from Contractor,
          --------
          Customer will pay such bill in full. Contractor may charge a service charge of 1.5% per month or the maximum legal interest rate, whichever is less, for any overdue amount.
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     PERFORMANCE OF SERVICES
     -----------------------

          INDEPENDENT CONTRACTOR.  Contractor is an independent contractor in
          ----------------------
          the performance of this Agreement. All persons furnished, used, retained or hired by or on behalf of contractor in the performance of the Services will be considered to be the employees or agents of Contractor.

     LIMITED WARRANTY.
     -----------------

          EXPRESS WARRANTY.  Contractor warrants that all services performed by
          ----------------
          Contractor under this Agreement will be performed in a professional and workmanlike manner.

          EXCLUSIVE REMEDY.  Customer's sole and exclusive remedy for breach of
          ----------------
          the warranty set forth in Section 4.1 or for any other defect in the Services shall be to request, within thirty (30) days following performance of the particular defective Service, correction or reperformance of such Service. If Customer makes such a request, Contractor will promptly correct or reperform without charge any Service found actually to be defective.


     LIMITATION OF LIABILITY.
     ------------------------

          LIMITATION OF DAMAGES.  CONTRACTOR WILL NOT BE LIABLE TO
          ---------------------
          CUSTOMER,WHETHER IN CONTRACT OR IN TORT OR UNDER ANY OTHER LEGAL THEORY, INCLUDING NEGLIGENCE, FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, OR SIMILAR DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE PERFORMANCE OR NON-PERFORMANCE OF THIS AGREEMENT, OR FOR ANY CLAIM MADE AGAINST CUSTOMER BY ANY OTHER PARTY, EVEN IF CONTRACTOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH CLAIM.


          LIMITATION OF AMOUNT OF DAMAGES.  CONTRACTOR'S LIABILITY FOR ANY CLAIM
          -------------------------------
          ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT WILL NOT EXCEED THE AMOUNT OF PAYMENT RECEIVED BY CONTRACTOR PAID BY CUSTOMER FOR THE SERVICES DURING THE 12 MONTH PERIOD IMMEDIATELY PRECEDING THE TIME WHEN SUCH CLAIM IS MADE.
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          ALLOCATIONS OF RISKS.  This Agreement allocates fairly between
          --------------------
          Contractor and Customer the risks of errors and omissions in the Services. This allocation is the result of negotiations between the parties, is accepted by both parties, and is reflected in the pricing for the Services, other fees payable, the limited warranties and remedies provided, the disclaimer of liability for certain damages including without limitation, indirect, special, incidental, consequential and punitive damages, and the limitation of liability. The parties stipulate that, in any proceeding regarding any dispute under this Agreement, all these provisions should be recognized and enforced.

          SURVIVAL.  The provisions of this Section 5 will survive any
          --------
          termination or expiration of this Agreement.

     TERM AND TERMINATION.
     --------------------

          TERM OF AGREEMENT.  This Agreement is effective for an initial term of
          -----------------
          one (1) year commencing on the Effective Date and, unless terminated as provided herein, will be extended automatically for an indefinite term.

          TERMINATION WITHOUT CAUSE.  Either Customer or Contractor may
          -------------------------
          terminate this Agreement at any time for its convenience without charge or liability by giving ninety (90) day written notice of termination to the other party.

          TERMINATION FOR CAUSE.  Notwithstanding anything to the contrary
          ---------------------
          elsewhere in this Agreement, each party, by written notice to the other, may terminate this Agreement or suspend its further performance without terminating this Agreement if the other party:

          terminates or suspends doing business; becomes subject to any bankruptcy or insolvency proceeding under federal or state law (unless removed or dismissed within 60 days from filing therefore), becomes insolvent, becomes subject to direct control of a trustee, receiver or similar authority, or makes an assignment for the benefit of creditors; or;

          materially breaches any obligation under this Agreement and has not cured such breach (or, if the breach is such that the cure would take longer period, commenced to cure and proceeded diligently therewith) within 30 days of receiving written notice from the terminating party specifying such breach or failure.
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          OBLIGATIONS UPON TERMINATION  Upon termination, Customer will pay
          ----------------------------
          Contractor promptly for all Services performed prior to termination.

          INDEMNITY.  Customer will indemnify Contractor, its affiliates and
          ---------
          their respective employees, officers, agents and directors from and against all injuries, losses, damages, costs, expenses and other liabilities, including without limitation, attorney's fees and expenses of litigation, which may arise out of, result from or be connected with any Hazardous Substances, Environmental Conditions and/or any other related circumstances, activity, and/or incident.

          SURVIVAL.  The provisions of this Section 7 shall survive any
          --------
          termination or expiration of this Agreement.

     MISCELLANEOUS.
     -------------

          EXCUSABLE DELAYS.  Except with respect to Customer's obligation to pay
          ----------------
          for Services promptly, neither party will be deemed to be in default of any provisions of this Agreement or liable for delays in performance resulting from acts or events beyond the reasonable control of such party. Such acts or events include, without limitation, acts of God, civil or military authority, civil disturbance, war, strikes, fires, other catastrophes, or other events beyond a party's reasonable control.

          INCORPORATION OF EXHIBITS.  The Exhibits referenced in and attached to
          -------------------------
          this Agreement will be deemed an integral part hereof to the same extent as if written at length herein.

          NOTICES.  All notices permitted or required to be given under this
          -------
          Agreement will be in writing and will be deemed duly given upon personal delivery or transmission by facsimile machine to the address or facsimile numbers set forth below or to such other address or facsimile number as the receiving party may have designated by 10 days prior written notice given in accordance with this provision.


IF TO CONTRACTOR:                   IF TO CUSTOMER:
-----------------                   ---------------
PINNACLE TOWERS INC.                PINNACLE TOWERS INC. II
1549 RINGLING BLVD., 3/RD/ FLOOR    1549 RINGLING BLVD., 3/RD /FLOOR
SARASOTA, FL. 34236                 SARASOTA, FL. 34236
ATTENTION: ______________________   ATTENTION:_________________________
FACSIMILE NO.:___________________   FACSIMILE NO.:_____________________

          AMENDMENT.  Except as specified in Section 1 and in Exhibit B, this
          ---------                                           ---------
          Agreement may be modified only by Amendment executed in writing by a duly authorized representative for each party.

          ASSIGNMENT.  Neither Customer nor Contractor may assign this Agreement
          ----------
          in whole or in part without the prior written consent of the other, except that Contractor may assign this Agreement and all rights and obligations hereunder to a successor in interest or any present of future affiliate of Contractor, upon which Assignment by Contractor or Customer will release Contractor from any liability or obligation under this Agreement.

          SEVERABILITY.  If any provision of this Agreement is held by a court
          ------------
          of competent jurisdiction to be contrary to law, the remaining provisions of this Agreement will remain in full force and effect.

          GOVERNING LAW.  This Agreement is governed by and will be construed in
          -------------
          accordance with the Laws of the State of Delaware, United States of America.


          ENTIRE AGREEMENT.  This Agreement contains the entire agreement of the
          ----------------
          parties concerning the Services and there are no oral or written representations, understandings or agreements between the parties respecting the subject matter of this Agreement which are not fully expressed herein.


     IN WITNESS WHEREOF, each party has caused this Agreement to be executed in duplicate originals by its duly authorized representative on the respective dates entered below.

Pinnacle Towers Inc.                     Pinnacle Towers Inc. II

By: _______________________________      By:________________________________
Print Name: ________________________     Print Name:________________________
Title:______________________________     Title: ____________________________